                                                                   Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                 As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Lear Seating Corporation's previously filed Registration Statements on Form S-8 File Nos. 33-55783 and 33-57237, and Form S-3 File Nos. 33-51317
         and 33-47867.


                                        ARTHUR ANDERSEN LLP


Detroit, Michigan
  March 22, 1995.